                                                                   Exhibit 99.01

                       First USA Credit Card Master Trust
                       Excess Spread Analysis - June 2002

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Series                                           1996-2        1996-4           1996-6         1996-8         1997-1        1997-2
Deal Size                                        $723MM        $602MM         $1,039MM         $482MM         $904MM        $602MM
Expected Maturity                               6/10/03       8/10/06         11/10/03        1/10/04        2/17/04       5/17/04
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Yield                                            16.65%        16.65%           16.65%         16.65%         16.65%        16.65%
Less:  Coupon                                     2.11%         2.15%            2.07%          2.05%          2.03%         2.05%
       Servicing Fee                              1.50%         1.50%            1.50%          1.50%          1.50%         1.50%
       Net Credit Losses                          5.74%         5.74%            5.74%          5.74%          5.74%         5.74%
Excess Spread:
       June-02                                    7.30%         7.26%            7.34%          7.36%          7.38%         7.36%
       May-02                                     7.19%         7.15%            7.23%          7.25%          7.27%         7.25%
       April-02                                   6.52%         6.48%            6.57%          6.59%          6.61%         6.58%
Three Month Average Excess Spread                 7.00%         6.96%            7.05%          7.07%          7.09%         7.06%

Delinquency:
       30 to 59 Days                              1.28%         1.28%            1.28%          1.28%          1.28%         1.28%
       60 to 89 Days                              0.88%         0.88%            0.88%          0.88%          0.88%         0.88%
       90+ Days                                   1.81%         1.81%            1.81%          1.81%          1.81%         1.81%
       Total                                      3.97%         3.97%            3.97%          3.97%          3.97%         3.97%

Payment Rate                                     13.44%        13.44%           13.44%         13.44%         13.44%        13.44%

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Series                                           1997-4        1997-5       1997-6  (1)        1997-7         1997-8        1997-9
Deal Size                                        $602MM        $783MM         $1,566MM         $602MM         $939MM        $602MM
Expected Maturity                               6/17/07       8/17/04          7/17/02        9/17/04        9/17/07      10/17/04
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Yield                                            16.65%        16.65%           21.26%         16.65%         16.65%        16.65%
Less:  Coupon                                     2.14%         2.47%            6.50%          2.03%          2.09%         2.00%
       Servicing Fee                              1.50%         1.50%            1.50%          1.50%          1.50%         1.50%
       Net Credit Losses                          5.74%         5.74%            5.74%          5.74%          5.74%         5.74%
Excess Spread:
       June-02                                    7.27%         6.94%            7.52%          7.38%          7.32%         7.41%
       May-02                                     7.16%         6.83%            7.19%          7.27%          7.21%         7.30%
       April-02                                   6.50%         6.17%            6.74%          6.61%          6.55%         6.63%
Three Month Average Excess Spread                 6.98%         6.65%            7.15%          7.09%          7.03%         7.11%

Delinquency:
       30 to 59 Days                              1.28%         1.28%            1.28%          1.28%          1.28%         1.28%
       60 to 89 Days                              0.88%         0.88%            0.88%          0.88%          0.88%         0.88%
       90+ Days                                   1.81%         1.81%            1.81%          1.81%          1.81%         1.81%
       Total                                      3.97%         3.97%            3.97%          3.97%          3.97%         3.97%

Payment Rate                                     13.44%        13.44%           13.44%         13.44%         13.44%        13.44%

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                       First USA Credit Card Master Trust
                       Excess Spread Analysis - June 2002

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Series                                           1998-1        1998-4          1998-5         1998-6         1998-8         1998-9
Deal Size                                        $843MM        $843MM          $783MM         $964MM         $602MM         $747MM
Expected Maturity                               5/18/03       7/18/05         8/18/03        8/18/08        9/18/05        1/20/04
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Yield                                            16.65%        16.65%          16.65%         16.65%         16.65%         16.65%
Less:  Coupon                                     2.37%         2.01%           1.99%          2.41%          2.08%          5.35%
       Servicing Fee                              1.50%         1.50%           1.50%          1.50%          1.50%          1.50%
       Net Credit Losses                          5.74%         5.74%           5.74%          5.74%          5.74%          5.74%
Excess Spread:
       June-02                                    7.04%         7.40%           7.42%          7.00%          7.33%          4.06%
       May-02                                     6.93%         7.29%           7.31%          6.89%          7.22%          3.95%
       April-02                                   6.27%         6.62%           6.65%          6.22%          6.56%          3.30%
Three Month Average Excess Spread                 6.75%         7.10%           7.13%          6.70%          7.04%          3.77%

Delinquency:
       30 to 59 Days                              1.28%         1.28%           1.28%          1.28%          1.28%          1.28%
       60 to 89 Days                              0.88%         0.88%           0.88%          0.88%          0.88%          0.88%
       90+ Days                                   1.81%         1.81%           1.81%          1.81%          1.81%          1.81%
       Total                                      3.97%         3.97%           3.97%          3.97%          3.97%          3.97%

Payment Rate                                     13.44%        13.44%          13.44%         13.44%         13.44%         13.44%

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Series                                           1999-1        1999-2          1999-3         2001-1         2001-2         2001-3
Deal Size                                      $1,205MM        $602MM          $833MM         $893MM       $1,488MM         $750MM
Expected Maturity                               2/19/04       2/21/06         4/19/04        1/19/06        3/19/04        3/20/06
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Yield                                            16.65%        16.65%          16.65%         16.65%         16.65%         16.65%
Less:  Coupon                                     2.43%         2.49%           2.43%          2.09%          2.03%          2.08%
       Servicing Fee                              1.50%         1.50%           1.50%          1.50%          1.50%          1.50%
       Net Credit Losses                          5.74%         5.74%           5.74%          5.74%          5.74%          5.74%
Excess Spread:
       June-02                                    6.98%         6.92%           6.98%          7.32%          7.38%          7.33%
       May-02                                     6.87%         6.81%           6.87%          7.21%          7.27%          7.21%
       April-02                                   6.21%         6.15%           6.21%          6.55%          6.61%          6.55%
Three Month Average Excess Spread                 6.69%         6.63%           6.69%          7.03%          7.09%          7.03%

Delinquency:
       30 to 59 Days                              1.28%         1.28%           1.28%          1.28%          1.28%          1.28%
       60 to 89 Days                              0.88%         0.88%           0.88%          0.88%          0.88%          0.88%
       90+ Days                                   1.81%         1.81%           1.81%          1.81%          1.81%          1.81%
       Total                                      3.97%         3.97%           3.97%          3.97%          3.97%          3.97%

Payment Rate                                     13.44%        13.44%          13.44%         13.44%         13.44%         13.44%

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                       First USA Credit Card Master Trust
                       Excess Spread Analysis - June 2002

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Series                                      2001-4
Deal Size                                   $714MM
Expected Maturity                          8/10/06
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Yield                                       16.65%
Less:  Coupon                                2.08%
       Servicing Fee                         1.50%
       Net Credit Losses                     5.74%
Excess Spread:
       June-02                               7.33%
       May-02                                7.22%
       April-02                              6.56%
Three Month Average Excess Spread            7.04%

Delinquency:
       30 to 59 Days                         1.28%
       60 to 89 Days                         0.88%
       90+ Days                              1.81%
       Total                                 3.97%

Payment Rate                                13.44%

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